Exhibit 10.6

AMENDMENT NO. 6

This AMENDMENT NO. 6 (“AMENDMENT”) is made as of May 8, 2006, by and among DOVER MOTORSPORTS, INC., a Delaware corporation, DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, GATEWAY INTERNATIONAL SERVICES CORPORATION, an Illinois corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, M&N SERVICES CORP., a Tennessee corporation, and NASHVILLE SPEEDWAY USA, INC., a Tennessee corporation (collectively, “BORROWERS”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation as agent (“AGENT”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation in its capacity as issuer of letters of credit (“ISSUING BANK”); and WILMINGTON TRUST COMPANY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, WILMINGTON SAVINGS FUND SOCIETY, FSB and PNC BANK, DELAWARE (collectively, “LENDERS”).

RECITALS

The BORROWERS, the AGENT, the ISSUING BANK and the LENDERS are parties to that certain Credit Agreement executed February 17, 2004 and effective as of February 19, 2004, as previously amended (“CREDIT AGREEMENT”), pursuant to which the LENDERS and the ISSUING BANK are providing to the BORROWERS certain credit facilities (“CREDIT FACILITIES”).

The BORROWERS’ repayment obligations in connection with the CREDIT FACILITIES are evidenced by: (a) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Thirty-One Million Four Hundred Twenty-Eight Thousand Five Hundred Sixty-Eight Dollars ($31,428,568.00) from the BORROWERS to the order of Mercantile-Safe Deposit and Trust Company effective as of February 19, 2004 (“MERCANTILE NOTE”); (b) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Seventeen Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars ($17,142,856.00) from the BORROWERS to the order of Wilmington Trust Company effective as of February 19, 2004 (“WILMINGTON TRUST NOTE”); (c) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Seventeen Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars ($17,142,856.00) from the BORROWERS to the order of PNC Bank, Delaware effective as of August 5, 2005 (“PNC NOTE”); and (d) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Fourteen Million Two Hundred Eighty-Five Thousand Seven Hundred Twenty Dollars ($14,285,720.00) from the BORROWERS to Wilmington Savings Fund Society, FSB effective as of August 5, 2005 (“WILMINGTON SAVINGS NOTE”).

As used herein the term “LOAN DOCUMENTS” means collectively the CREDIT AGREEMENT, the MERCANTILE NOTE, the WILMINGTON TRUST NOTE, the PNC NOTE, the WILMINGTON SAVINGS NOTE and all other documents evidencing the obligations in connection with the CREDIT FACILITIES.

On October 20, 2005 the BORROWERS and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY entered into an ISDA Master Agreement and Schedule (“INTEREST RATE SWAP AGREEMENT”) setting forth the terms pursuant to which they would enter into interest rate swap transactions from time to time. As set forth in a Confirmation dated October 24, 2005 the BORROWERS and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY (“CONFIRMATION”) entered into an interest rate swap transaction in the original notional amount of Thirty-Seven Million Five Hundred Thousand Dollars ($37,500,000.00) with an effective date of November 1, 2005 (“SWAP TRANSACTION”). With the intention of creating a tranche under the REVOLVING LOANS that would correspond to the SWAP TRANSACTION, on November 1, 2005 the BORROWERS obtained a “LIBOR BORROWING” (as defined in the CREDIT AGREEMENT) under the “REVOLVING LOANS” (as defined in the CREDIT AGREEMENT) in the amount of Thirty-Seven Million Five Hundred Thousand Dollars ($37,500,000.00) (including all renewals thereof which correspond to the CONFIRMATION, and as the amount of such borrowing reduces in accordance with the CONFIRMATION, the “SWAP LIBOR BORROWING”). The payment terms of the SWAP LIBOR BORROWING does not exactly match the payment terms under the SWAP TRANSACTION and the BORROWERS have requested that the terms of the CREDIT AGREEMENT be modified in order to have the such terms match.

The AGENT, the LENDERS and the ISSUING BANK are willing to consent to the requests of the BORROWERS subject to the terms and provisions of this AMENDMENT.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2. Amendment to Credit Agreement. Effective as of the date of this AMENDMENT and for the period in which the SWAP LIBOR BORROWING is in existence, the CREDIT AGREEMENT as it relates to the SWAP LIBOR BORROWING (and not as it relates as to any other obligations, borrowings, loans or credit facilities) is amended as follows:

a. In connection with the SWAP LIBOR BORROWING the definition of “INTEREST PERIOD” in Article 1 of the CREDIT AGREEMENT is hereby amended to provide that the term “INTEREST PERIOD” means the one month period commencing on the first day of each month and continuing to but excluding the first day of the following month; provided that any INTEREST PERIOD which would otherwise start or end on a day which is not a BUSINESS DAY shall be extended to the next succeeding BUSINESS DAY; and (b) no INTEREST PERIOD will end after any applicable MATURITY DATE.

b. In connection with the SWAP LIBOR BORROWING the definition of “LIBOR RATE” in Article 1 of the CREDIT AGREEMENT is hereby amended to provide as follows:

LIBOR Rate. The term “LIBOR RATE” means the published rate for deposits in U.S. Dollars for a period equal to the INTEREST PERIOD selected which appears on the Bloomberg reporting service that displays an average British Bankers Association Interest Settlement Rate for dollar deposits, determined at approximately 11:00 a.m. London time, two (2) London business days prior to the commencement of the applicable INTEREST PERIOD. If, for any reason, such published rate is not available, then the term “LIBOR RATE” shall mean the weighted average rounded, if necessary, to the nearest one-hundredth of one percent (.01%) of the rate quotation offered to the AGENT by five (5) leading banks in the London Interbank Eurodollar Market for United States dollar deposits for amounts in immediately available funds comparable to the amount of the LIBOR BORROWING to be made for such INTEREST PERIOD and for a term comparable to such INTEREST PERIOD, as of 11:00 a.m. London time or as soon thereafter as practicable, two (2) London business days prior to the commencement of such INTEREST PERIOD.

c. In connection with the SWAP LIBOR BORROWING Section 2.4.2. of the CREDIT AGREEMENT is hereby amended to provide that, subject to the provisions of Section 2.4.2.c., upon the expiration of each INTEREST PERIOD for the SWAP LIBOR BORROWING, the SWAP LIBOR BORROWING shall automatically continue as a LIBOR BORROWING with a new one month INTEREST PERIOD; provided that the amount of the SWAP LIBOR BORROWING shall be reduced as of November 1 of each year in accordance with the CONFIRMATION.

Section 3. Other Terms. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents evidencing or otherwise documenting the terms and provisions of the credit facilities being provided by the LENDERS and the ISSUING BANK to the BORROWERS remain in full force and effect and are hereby ratified and confirmed.

Section 4. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 5. Delivery by Telecopier. This AMENDMENT may be delivered by telecopier and a facsimile of any party’s signature hereto shall constitute an original signature for all purposes.

Section 6. Counterparts. This AMENDMENT may be executed in counterparts each of which shall be binding upon the signatories but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

BORROWERS:

DOVER MOTORSPORTS, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

DOVER INTERNATIONAL SPEEDWAY, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION,
An Illinois Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

BORROWERS (cont.):

GATEWAY INTERNATIONAL SERVICES CORPORATION, An Illinois Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer & Secretary

MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

M&N SERVICES CORP.,
A Tennessee Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer & Secretary

NASHVILLE SPEEDWAY USA, INC.,
A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

AGENT:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, A Maryland Banking Corporation

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

LENDERS:

WILMINGTON TRUST COMPANY

By:	/s/ Michael B. Gast	(SEAL)
Name:	Michael B. Gast
Title:	Vice President

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ M. Scott Baylis	(SEAL)
Name:	M. Scott Baylis
Title:	Senior Vice President

PNC BANK, DELAWARE

By:	/s/ Warren C. Engle	(SEAL)
Name:	Warren C. Engle
Title:	Senior Vice President

ISSUING BANK:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President